UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
__________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 14, 2023

Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6465 South Rainbow Boulevard
Las Vegas, Nevada 89118
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	BYD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Theodore A. Bogich

Boyd Gaming Corporation (the “Company”) has appointed Theodore A. Bogich to serve as Chief Operating Officer of the Company, effective December 14, 2023.

Mr. Bogich, age 68, has served as Executive Vice President, Operations since January 2016. Mr. Bogich joined Boyd Gaming in 2004 as Vice President and General Manager of Sam’s Town Tunica and was named Vice President and General Manager of Blue Chip Casino Hotel in Michigan City, Indiana, in 2007. He was promoted to Senior Vice President, Operations in 2012.

Mr. Bogich’s compensation is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 22, 2023. As of the date of this report, there are no changes to Mr. Bogich’s compensation.

Mr. Bogich is party to the Company’s standard form of directors and officers indemnification agreement. The form of indemnification agreement was filed as an exhibit to the Company’s Registration Statement on Form S-1 (File No. 33-64006).

No family relationship exists between Mr. Bogich and any of the Company’s directors or executive officers. There are no related-party transactions in which Mr. Bogich or any of his immediate family members has an interest that would require disclosure under Item 404(a) of Regulation S-K.

Stephen S. Thompson

Additionally, Stephen S. Thompson has been appointed to serve as Chief Administrative Officer of the Company, effective December 14, 2023.

Mr. Thompson, age 64, has served as Executive Vice President, Operations since January 2016. Prior to his being appointed this position, Mr. Thompson served in numerous senior executive positions with the Company since joining the Company in 1983, including Senior Vice President, Operations for the Company’s Nevada region since 2004.

Mr. Thompson’s compensation is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 22, 2023. As of the date of this report, there are no changes to Mr. Thompson’s compensation.

Mr. Thompson is party to the Company’s standard form of directors and officers indemnification agreement.

No family relationship exists between Mr. Thompson and any of the Company’s directors or executive officers. There are no related-party transactions in which Mr. Thompson or any of his immediate family members has an interest that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01.      Regulation FD Disclosure.

On December 14, 2023, the Company issued a press release announcing the appointments of Messrs. Bogich and Thompson. The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information set forth in this Item 7.01 of this Current Report on Form 8-K and the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated December 14, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2023	BOYD GAMING CORPORATION
By: /s/ Lori M. Nelson
Lori M. Nelson
Senior Vice President Financial Operations and Reporting and Chief Accounting Officer

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